                                 Exhibit (h)(6)

                           Form of Amended Schedule A
                                     To the
                 Transfer Agency and Related Services Agreement
                                     Between
                             One Group Mutual Funds
                                       And
                       State Street Bank and Trust Company

                               AMENDED SCHEDULE A


Arizona Municipal Bond Fund                       Louisiana Municipal Bond Fund
Balanced Fund                                     Market Expansion Index Fund
Bond Fund                                         Michigan Municipal Bond Fund
Cash Management Fund                              Michigan Municipal Money Market Fund
Diversified Equity Fund                           Mid Cap Growth Fund
Diversified International Fund                    Mid Cap Value Fund
Diversified Mid Cap Fund                          Municipal Cash Management Fund
Equity Income Fund                                Municipal Income Fund
Equity Index Fund                                 Municipal Money Market Fund
Government Bond Fund                              Ohio Municipal Bond Fund
Health Sciences Fund                              Ohio Municipal Money Market Fund
High Yield Bond Fund                              Prime Money Market Fund
Income Bond Fund                                  Short Term Bond Fund
Institutional Prime Money Market Fund             Short-Term Municipal Bond Fund
Intermediate Bond Fund                            Small Cap Growth Fund
Intermediate Tax Fee Bond Fund                    Small Cap Value Fund
International Equity Index Fund                   Stable Asset Income Fund
Investment Trust Balanced Fund                    Tax Free Bond Fund
Investment Trust Bond Fund                        Treasury & Agency Fund
Investment Trust Diversified Equity Fund          Treasury Cash Management Fund
Investment Trust Diversified Mid Cap Fund         Treasury Only Money Market Fund
Investment Trust Equity Index Fund                Treasury Prime Cash Management Fund
Investment Trust Government Bond Fund             U.S. Government Securities Cash Management Fund
Investment Trust Large Cap Growth Fund            Ultra Short Term Bond Fund
Investment Trust Mid Cap Growth Fund              U.S. Treasury Securities Money Market Fund
Investment Trust Mid Cap Value Fund               West Virginia Municipal Bond Fund
Investor Balanced Fund
Investor Conservative Growth Fund
Investor Growth & Income Fund
Investor Growth Fund
Kentucky Municipal Bond Fund
Large Cap Growth Fund
Large Cap Value Fund
Louisiana Municipal Bond Fund



ONE GROUP(R)MUTUAL FUND                    STATE STREET BANK AND TRUST COMPANY


BY:                                        BY:
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